FOURTH QUARTER 2014 | EARNINGS CONFERENCE CALL

2 FORWARD-LOOKING STATEMENTS The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward- looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to, factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission including its 2013 Annual Report on Form 10-K under the caption “Risk Factors”. In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q4 2014 RESULTS

4 Q4 2014 HIGHLIGHTS • Adjusted net income of $89.7 million ($0.72 per share) compared to $70.1 million ($0.61 per share) in Q4 2013 • Net sales of $1.206 billion, an increase of 3.0% from Q4 2013 net sales of $1.171 billion (an organic decline of 3.4%) • Adjusted operating income of $136.7 million compared to $124.4 million in Q4 2013 • Fourth quarter gas- and fluid-handling orders of $570.1 million compared to orders of $547.8 million in Q4 2013, an increase of 4.1% (an organic increase of 2.0%) • Gas- and fluid-handling backlog of $1.402 billion at period end

5 FULL YEAR 2014 HIGHLIGHTS • Adjusted net income of $272.3 million ($2.20 per share) compared to $229.8 million ($2.04 per share) in 2013 • Net sales of $4.624 billion, an increase of 9.9% from full year 2013 net sales of $4.207 billion (an organic decline of 1.9%) • Adjusted operating income of $467.7 million compared to $431.4 million in 2013 • Gas- and fluid-handling orders of $2.287 billion compared to orders of $2.061 billion in 2013, an increase of 10.9% (flat organically)

GAS AND FLUID HANDLING

7 GAS AND FLUID HANDLING Q4 2014 HIGHLIGHTS • Net sales of $622.1 million compared to net sales of $650.8 million in Q4 2013, a decrease of 4.4% (an organic decline of 5.3%) • Adjusted segment operating income of $85.3 million and adjusted segment operating income margin of 13.7% – Improvement over Q4 2013 of 170 basis points – Sequential improvement over Q3 2014 of 180 basis points • Fourth quarter orders of $570.1 million compared to orders of $547.8 million in Q4 2013, an increase of 4.1% (an organic increase of 2.0%) • Backlog of $1.402 billion at period end

8 GAS AND FLUID HANDLING FULL YEAR 2014 HIGHLIGHTS • Net sales of $2.330 billion compared to net sales of $2.104 billion in 2013, an increase of 10.7% (an organic decline of 1.5%) • Adjusted segment operating income of $254.2 million and adjusted segment operating income margin of 10.9% • Orders of $2.287 billion compared to orders of $2.061 billion in 2013, an increase of 10.9% (flat organically)

9 ORDERS AND BACKLOG $547.8 $570.1 $2,061.4 $2,286.7 $0.0 $250.0 $500.0 $750.0 $1,000.0 $1,250.0 $1,500.0 $1,750.0 $2,000.0 $2,250.0 $2,500.0 Q4 2013 Q4 2014 YTD 2013 YTD 2014 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 1,400.0 1,600.0 1,800.0 ORDERS BACKLOG(1) (1) Backlog data for the periods prior to Q1 2012 are presented on a proforma basis. Note: Dollars in millions (unaudited). $1.58B QTD YTD Existing Businesses 2.0% 0.0% Acquisitions 7.4% 12.2% FX Translation (5.3)% (1.3)% Total Growth 4.1% 10.9% $1.51B $1.40B

10 GEOGRAPHIC EXPOSURE YTD 2014 REVENUE $650.8 $622.1 $2,104.0 $2,329.6 $0.0 $250.0 $500.0 $750.0 $1,000.0 $1,250.0 $1,500.0 $1,750.0 $2,000.0 $2,250.0 $2,500.0 Q4 2013 Q4 2014 YTD 2013 YTD 2014 65% 35% Foremarket Aftermarket REVENUE AFTERMARKET REVENUE YTD 2014 55% 45% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Existing Businesses (5.3)% (1.5)% Acquisitions 5.8% 13.7% FX Translation (4.9)% (1.5)% Total Growth (4.4)% 10.7%

11 Q4 2014 SALES AND ORDERS BY END MARKET Power Generation 36% Oil, Gas & Petro-chemical 21% Marine 9% Mining 7% General Industrial and Other 27% SALES: $622.1 Million Total (Decline) Growth Organic (Decline) Growth Power Generation (10.5)% (9.6)% Oil, Gas & Petrochemical (15.6)% (13.8)% Marine (13.0)% (7.1)% Mining 14.2% 13.6% General Industrial & Other 16.0% 6.7% Total (4.4)% (5.3)% Power Generation 29% Oil, Gas & Petro-chemical 28% Marine 9% Mining 5% General Industrial and Other 29% ORDERS: $570.1 Million Total (Decline) Growth Organic (Decline) Growth Power Generation (16.2)% (15.8)% Oil, Gas & Petrochemical 40.3% 41.4% Marine (16.1)% (14.4)% Mining 3.3% (3.3)% General Industrial & Other 12.3% 3.6% Total 4.1% 2.0%

12 FULL YEAR 2014 SALES AND ORDERS BY END MARKET Power Generation 36% Oil, Gas & Petro-chemical 20% Marine 10% Mining 6% General Industrial and Other 28% SALES: $2.330 Billion Total Growth (Decline) Organic (Decline) Growth Power Generation 4.3% (2.1)% Oil, Gas & Petrochemical (1.0)% (9.5)% Marine (0.7)% (0.3)% Mining 28.2% 6.2% General Industrial & Other 34.2% 5.0% Total 10.7% (1.5)% Power Generation 33% Oil, Gas & Petro-chemical 20% Marine 13% Mining 5% General Industrial and Other 29% ORDERS: $2.287 Billion Total (Decline) Growth Organic (Decline) Growth Power Generation (2.6)% (6.9)% Oil, Gas & Petrochemical 2.3% (9.7)% Marine 23.4% 20.5% Mining (1.1)% (15.4)% General Industrial & Other 37.7% 13.9% Total 10.9% 0.0%

13 POWER GENERATION MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 33% • Served by both Howden and Colfax Fluid Handling • Lower sales due to new-build project timing in China and slow aftermarket sales in the U.S. • Howden saw declines in China SCR orders, partially offset by continued strong investment levels in new capacity in Southeast Asia 2014 SALES SPLIT 2014 ORDERS SPLIT 36% HIGHLIGHTS Q4 2014 vs. Q4 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales (10.5)% (9.6)% 4.3% (2.1)% Orders (16.2)% (15.8)% (2.6)% (6.9)%

14 OIL, GAS & PETROCHEMICAL MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 20% • Served by both Howden and Colfax Fluid Handling • Period over period comparisons are difficult due to the timing of large projects • Macro oil price trends having little, if any, impact on quoting activity • Received single largest compressor order in the Middle East 2014 SALES SPLIT 2014 ORDERS SPLIT 20% HIGHLIGHTS Q4 2014 vs. Q4 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales (15.6)% (13.8)% (1.0)% (9.5)% Orders 40.3% 41.4% 2.3% (9.7)%

15 MARINE MARKET PERSPECTIVE SALES & ORDERS (DECLINE) GROWTH 13% • Primarily served by Colfax Fluid Handling • Significant CM-1000 commissioning activity • Requirement to meet low sulfur/low viscosity regulations provide opportunity 2014 SALES SPLIT 2014 ORDERS SPLIT 10% HIGHLIGHTS Note: Marine market comprised of commercial marine and government, or defense, customers Q4 2014 vs. Q4 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales (13.0)% (7.1)% (0.7)% (0.3)% Orders (16.1)% (14.4)% 23.4% 20.5%

16 MINING MARKET PERSPECTIVE SALES & ORDERS GROWTH (DECLINE) 5% • Primarily served by Howden • Remains a depressed market; faced subdued spending for the past year and a half • Some bright spots, including follow on orders for Australia copper mine and ventilation systems for copper and gold mines in North and South America • Order declines partially offset by our 2013 Alphair acquisition 2014 SALES SPLIT 2014 ORDERS SPLIT 6% HIGHLIGHTS Q4 2014 vs. Q4 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales 14.2% 13.6% 28.2% 6.2% Orders 3.3% (3.3)% (1.1)% (15.4)%

17 GENERAL INDUSTRIAL & OTHER MARKET PERSPECTIVE SALES & ORDERS GROWTH 29% • Includes both Howden and Colfax Fluid Handling • Volatile quarter to quarter due to large orders • Near term opportunities for fans and large gas-gas heaters in China for steel plants to be fitted with flue-gas desulfurization capabilities 2014 SALES SPLIT 2014 ORDERS SPLIT 28% HIGHLIGHTS Q4 2014 vs. Q4 2013 YTD 2014 vs. YTD 2013 Total Organic Total Organic Sales 16.0% 6.7% 34.2% 5.0% Orders 12.3% 3.6% 37.7% 13.9%

FABRICATION TECHNOLOGY

19 FABRICATION TECHNOLOGY Q4 2014 HIGHLIGHTS • Net sales of $584.3 million compared to net sales of $520.6 million in Q4 2013, an increase of 12.2% (an organic decline of 1.1%) • Adjusted segment operating income of $62.7 million and adjusted segment operating income margin of 10.7%

20 FABRICATION TECHNOLOGY FULL YEAR 2014 HIGHLIGHTS • Net sales of $2.295 billion compared to net sales of $2.103 billion in 2013, an increase of 9.1% (an organic decline of 2.3%) • Adjusted segment operating income of $265.8 million and adjusted segment operating income margin of 11.6% – Improvement of 120 basis points over 2013

21 GEOGRAPHIC EXPOSURE 2014 REVENUE $520.6 $584.3 $2,103.2 $2,294.9 $0.0 $250.0 $500.0 $750.0 $1,000.0 $1,250.0 $1,500.0 $1,750.0 $2,000.0 $2,250.0 $2,500.0 Q4 2013 Q4 2014 YTD 2013 YTD 2014 71% 29% Consumables Equipment REVENUE REVENUE 2014 48% 52% Developed Economies Emerging Markets Note: Dollars in millions (unaudited). QTD YTD Volume (1.1)% (3.7)% Price/ Mix 0.0% 1.4% Acquisitions 22.7% 16.5% FX Translation (9.4)% (5.1)% Total Growth 12.2% 9.1%

RESULTS OF OPERATIONS

23 INCOME STATEMENT SUMMARY (unaudited) Refer to Appendix for Non-GAAP reconciliation and footnotes. Note: Dollars in millions, except per share amounts. December 31, 2014 December 31, 2013 December 31, 2014 December 31, 2013 Net sales 1,206.4$ 1,171.4$ 4,624.5$ 4,207.2$ Gross profit 391.8$ 357.4$ 1,478.8$ 1,306.2$ % of sales 32.5% 30.5% 32.0% 31.0 % SG&A expense 255.1$ 219.7$ 1,011.2$ 864.3$ % of sales 21.1% 18.8% 21.9% 20.5 % Adjusted operating income 136.7$ 124.4$ 467.7$ 431.4$ % of sales 11.3% 10.6% 10.1% 10.3 % Adjusted net income 89.7$ 70.1$ 272.3$ 229.8$ % of sales 7.4% 6.0% 5.9% 5.5 % Adjusted net income per share 0.72$ 0.61$ 2.20$ 2.04$ Three Months Ended Year Ended

APPENDIX

25 DISCLAIMER Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Projected adjusted net income, projected adjusted net income per share, adjusted net income, adjusted net income per share and adjusted operating income exclude restructuring and other related charges and, for the 2013 periods presented, asbestos coverage litigation expense, write-off of certain deferred financing fees and original issue discount associated with the refinancing of Colfax’s credit agreement and gain recorded on acquisition of remaining ownership interest of Sicelub, a less than wholly owned subsidiary, in which Colfax did not hold a controlling interest, to the extent they impact the periods presented. Projected adjusted net income, projected adjusted net income per share, adjusted net income and adjusted net income per share for the year ended December 31, 2014, exclude the preferred stock conversion inducement payment. The effective tax rates used to calculate adjusted net income and adjusted net income per share are 24.5% and 27.8% for the fourth quarter and full year ended December 31, 2014, respectively, and 27.6% and 26.6% for the fourth quarter and full year ended December 31, 2013. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of asbestos insurance coverage issues, restructuring and other related charges, the write-off of certain deferred financing fees and original issue discount and preferred stock conversion inducement payment. Sales and order information by end market are estimates. We periodically update our customer groupings order to refine these estimates.

26 NON-GAAP RECONCILIATION (unaudited) _____________________ Note: Dollars in thousands. Corporate and Other Corporate and Other et sales -$ -$ Operating income (loss) 70,375 11.3% 48,239 8.3% (11,273) 107,341 8.9% 85,682 13.2% 45,767 8.8% (11,834) 119,615 10.2 % Restructuring and other related charges 14,916 14,471 - 29,387 5,685 12,389 - 18,074 Asbestos coverage litigation expense - - - - 533 - - 533 Gain on revaluation of Sicelub investment - - - - (13,784) - - (13,784) Adjusted operating income (loss) 85,291$ 13.7% 62,710$ 10.7% (11,273)$ 136,728$ 11.3% 78,116$ 12.0% 58,156$ 11.2% (11,834)$ 124,438$ 10.6 % Three Months Ended December 31, 2014 Three Months Ended December 31, 2014 Gas and Fluid Handling Fabrication Technology Total Colfax Corporation Gas and Fluid Handling Fabrication Technology Total Colfax Corporation 1,171,378$ 622,059$ 584,297$ 1,206,356$ 650,820$ 520,558$ Corporate and Other Corporate and Other Net sales -$ -$ Opera ing income (loss) 227 707 9 8 234 225 2 52 3 9 409 553 8 9 260 279 4 194 561 9 3 48 448 406 392 9 7 Restructuring and other related charges 26,533 31,588 - 58,121 10,429 25,073 - 35,502 Asbestos coverage litigation expense - - - - 3,334 - - 3,334 Gain on revaluation of Sicelub investment - - - - (13,784) - - (13,784) Adjusted operating income (loss) 254,240$ 10.9% 265,813$ 11.6% (52,379)$ 467,674$ 10.1% 260,258$ 12.4% 219,634$ 10.4% (48,448)$ 431,444$ 10.3 % Year Ended December 31, 2014 Year Ended December 31, 2013 Gas and Fluid Handling Fabrication Technology Total Colfax Corporation Gas and Fluid Handling Fabrication Technology Total Colfax Corporation 4,207,209$ 2,329,598$ 2,294,878$ 4,624,476$ 2,104,048$ 2,103,161$

NON-GAAP RECONCILIATION

(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2014	December 31, 2013	December 31, 2014	December 31, 2013
Adjusted Net Income				
Net income attributable to Colfax Corporation	$ 80,134	$ 37,126	$ 392,098	$ 178,628
Restructuring and other related charges	29,387	18,074	58,121	35,502
Asbestos coverage litigation expense	-	533	-	3,334
Gain on revaluation of Sicelub investment	-	(13,784)	-	(13,784)
Debt extinguishment charges- Refinancing of credit agreement	-	26,860	-	26,860
Tax adjustment(1)	(19,790)	1,309	(177,944)	(759)
Adjusted net income	$ 89,731	$ 70,118	$ 272,275	$ 229,781
Adjusted net income margin	7.4 %	6.0 %	5.9 %	5.5 %
Adjusted Net Income Per Share				
Net income available to Colfax Corporation common shareholders	$ 80,134	$ 31,984	$ 370,185	$ 158,232
Restructuring and other related charges	29,387	18,074	58,121	35,502
Asbestos coverage litigation expense	-	533	-	3,334
Gain on revaluation of Sicelub investment	-	(13,784)	-	(13,784)
Debt extinguishment charges- Refinancing of credit agreement	-	26,860	-	26,860
Preferred stock conversion inducement payment	-	-	19,565	-
Tax adjustment(1)	(19,790)	1,309	(177,944)	(759)
Adjusted net income available to Colfax Corporation common shareholders	89,731	64,976	269,927	209,385
Dividends on preferred stock	-	5,142	2,348	-
Less: adjusted net income attributable to participating securities(2)	-	-	-	4,571
	$ 89,731	$ 70,118	$ 272,275	$ 204,814
Weighted-average shares outstanding - diluted	125,156,755	115,634,088	124,033,702	100,366,455
Adjusted net income per share	$ 0.72	$ 0.61	$ 2.20	$ 2.04
Net income per share— diluted (in accordance with GAAP)	$ 0.64	$ 0.31	$ 3.02	$ 1.54

(1) The effective tax rates used to calculate adjusted net income and adjusted net income per share are 24.5% and 27.8% for the fourth quarter and full year ended December 31, 2014, respectively, and 27.6% and 26.6% for the fourth quarter and full year ended December 31, 2013, respectively.

(2) Adjusted net income per share for periods prior to April 23, 2013 were calculated consistently with the two-class method in accordance with GAAP as the Series A preferred stock were considered participating securities. Subsequent to April 23, 2013 and prior to February 12, 2014, adjusted net income per share was calculated consistently with the if-converted method in accordance with GAAP until the Series A Perpetual Convertible Preferred Stock were no longer participating securities. Adjusted net income per share for the full year ended December 31, 2013 excludes the impact of 12,173,291 common stock equivalent shares as their inclusion would be anti-dilutive. On February 12, 2014, the Series A Perpetual Convertible Preferred Stock were converted to common stock and the Company paid a $19.6 million conversion inducement to the holders of the Series A Perpetual Convertible Preferred Stock.

Note: Dollars in thousands, except per share amounts.

27

COLFAX

28 SALES & ORDERS GROWTH (unaudited) _____________________ Note: Dollars in millions. (1) Represents the incremental sales and orders as a result of our acquisitions of Clarus Fluid Intelligence, LLC, CKD Kompressory a.s., the global industrial and industry division of Flakt Woods Group, TLT-Babcock Inc., Alphair Ventilating Systems Inc., and Sistemas Centrales de Lubrication S.A. de C.V., and incremental sales as a result of our acquisition of Victor Technologies Holdings, Inc. $ % $ % For the three months ended December 31, 2013 1,171.4$ 547.8$ Components of Change: Existing Businesses (40.1) (3.4)% 10.9 2.0 % Acquisitions (1) 156.0 13.3% 40.5 7.4 % Foreign Currency Translation (80.9) (6.9)% (29.1) (5.3)% Total 35.0 3.0% 22.3 4.1 % For the three months ended December 31, 2014 1,206.4$ 570.1$ $ % $ % $ % As of and for the year ended December 31, 2013 4,207.2$ 2,061.4$ 1,577.4$ Components of Change: Existing Businesses (79.0) (1.9)% (0.1) —% (42.9) (2.7)% Acquisitions (1) 635.2 15.1% 251.7 12.2% — —% Foreign Currency Translation (138.9) (3.3)% (26.3) (1.3)% (132.2) (8.4)% Total 417.3 9.9% 225.3 10.9% (175.1) (11.1)% As of and for the year ended December 31, 2014 4,624.5$ 2,286.7$ 1,402.3$ Backlog at Period End Net Sales Orders Net Sales Orders

29 BALANCE SHEETS (unaudited) _____________________ Note: Dollars in thousands, except share amounts. 2014 2013(1) ASSETS CURRENT ASSETS: Cash and cash equivalents 305,448$ 311,301$ Trade receivables, less allowance for doubtful accounts of $27,256 and $31,282 1,029,150 1,023,732 Inventories, net 442,732 443,536 Other current assets 322,133 353,589 Total current assets 2,099,463 2,132,158 Property, plant and equipment, net 729,728 754,261 Goodwill 2,872,903 2,409,699 Intangible assets, net 1,043,583 832,553 Other assets 499,421 472,513 Total assets 7,245,098$ 6,601,184$ LIABILITIES AND EQUITY CURRENT LIABILITIES: Current portion of long-term debt 9,855$ 29,449$ Accounts payable 780,287 862,125 Accrued liabilities 495,393 492,694 Total current liabilities 1,285,535 1,384,268 Long-term debt, less current portion 1,529,389 1,457,642 Other liabilities 1,077,730 1,018,151 Total liabilities 3,892,654 3,860,061 Equity: Preferred stock, $0.001 par value; 20,000,000 shares authorized; none and 13,877,552 issued and outstanding — 14 Common stock, $0.001 par value; 400,000,000 shares authorized; 123,730,578 and 101,921,613 issued and outstanding 124 102 Additional paid-in capital 3,200,832 2,541,005 Retained earnings 389,561 19,376 Accumulated other comprehensive loss (443,691) (46,600) Total Colfax Corporation equity 3,146,826 2,513,897 Noncontrolling interest 205,618 227,226 Total equity 3,352,444 2,741,123 Total liabilities and equity 7,245,098$ 6,601,184$ December 31, (1) During the year ended December 31, 2014, the Company retrospectively adjusted provisional amounts with respect to four acquisitions that were completed during the fourth quarter of 2013 that were recognized at the acquisition date to reflect new information obtained about facts and circumstances that existed as of the acquisition date that, if known, would have affected the measurement of the amounts recognized as of that date.

30 STATEMENTS OF CASH FLOWS (unaudited) _____________________ Note: Dollars in thousands. 2014 2013 Cash flows from operating activities: Net income 420,273$ 209,143$ Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, amortization and impairment charges 174,724 119,258 Stock-based compensation expense 17,580 13,334 Non-cash interest expense 9,094 44,377 Gain on revaluation of Sicelub investment — (13,784) Deferred income tax (benefit) provision (139,488) 9,946 Changes in operating assets and liabilities, net of acquisitions: Trade receivables, net (19,916) (98,912) Inventories, net 57,847 79,987 Accounts payable (54,666) 128,889 Changes in other operating assets and liabilities (79,690) (130,069) Net cash provided by operating activities 385,758 362,169 Cash flows from investing activities: Purchases of fixed assets, net (81,343) (71,482) Acquisitions, net of cash received (948,800) (372,476) Loans to non-trade creditors — (31,012) Net cash used in investing activities (1,030,143) (474,970) Cash flows from financing activities: Borrowings under term credit facility 150,000 50,861 Payments under term credit facility (15,542) (679,755) Proceeds from borrowings on revolving credit facilities and other 1,370,626 648,000 Repayments of borrowings on revolving credit facilities and other (1,414,146) (328,133) Proceeds from issuance of common stock, net 613,927 324,153 Acquisition of shares held by noncontrolling interest (10,338) (14,913) Preferred stock conversion inducement payment (19,565) — Payments of dividend on preferred stock (3,853) (20,396) Other (21,060) (24,870) Net cash provided by (used in) financing activities 650,049 (45,053) Effect of foreign exchange rates on Cash and cash equivalents (11,517) (13,294) Decrease in Cash and cash equivalents (5,853) (171,148) Cash and cash equivalents, beginning of period 311,301 482,449 Cash and cash equivalents, end of period 305,448$ 311,301$ Supplemental Disclosure of Cash Flow Information: Interest payments 42,041 58,970 Income tax payments, net 82,694 93,856

31 2015 OUTLOOK SUMMARY REVENUE RANGE 2015 Total $4.250 billion To $4.400 billion EPS AND ADJUSTED NET INCOME RANGE 2015 Net income per share $1.75 To $1.95 Adjusted operating income $460 million $495 million Adjusted net income $282 million To $308 million 2015 Adjusted net income per share (1) $2.03 To $2.23 ASSUMPTIONS Restructuring costs $50 million Euro $1.13 Tax rate - adjusted basis/GAAP 28-30% Outstanding shares 128 million Interest expense $52 million (1) Excludes impact of restructuring charges. Note: Guidance as of 2/5/15. (See Non-GAAP Reconciliation included in this slide deck). LOCAL CURRENCY GUIDANCE UNCHANGED FROM DECEMBER REVISIONS REFLECT FX CHANGES ONLY FROM ORIGINAL GUIDANCE

32 NON-GAAP RECONCILIATION (Unaudited) Note: Guidance as of 2/5/15. Low High Projected net income per share - diluted $ 1.75 $ 1.95 Restructuring costs 0.39 0.39 Tax adjustment (0.11) (0.11) Projected adjusted net income per share - diluted $2.03 $2.23 2015 EPS Range